UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MINERVA NEUROSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MINERVA NEUROSCIENCES, INC.

1601 Trapelo Road

Suite 286

Waltham, MA 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 7, 2018

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Minerva Neurosciences, Inc., a Delaware corporation, referred to hereafter as the “Company,” “we,” “us,” and “Minerva.” The meeting will be held on Thursday, June 7, 2018 at 8:00 a.m. Eastern time at the offices of Cooley LLP, 500 Boylston Street, 14th floor, Boston, MA 02116 for the following purposes:

1.	To elect the Board of Directors’ nominees, William F. Doyle and Hans Peter Hasler to the Board of Directors to hold office until the 2021 Annual Meeting of Stockholders.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018.

3.	To approve the Company’s Amended and Restated 2013 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,500,000 shares.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 10, 2018. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Geoffrey Race

Geoffrey Race

Corporate Secretary

Waltham, Massachusetts

April 24, 2018

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

MINERVA NEUROSCIENCES, INC.

1601 Trapelo Road

Suite 286

Waltham, MA 02451

PROXY STATEMENT

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 7, 2018

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials, or the Notice, because the Board of Directors of the Company, or the Board, is soliciting your proxy to vote at the 2018 Annual Meeting of Stockholders, or the Annual Meeting, including at any adjournments or postponements of the meeting. The Notice contains instructions about how to access our proxy materials online and vote online. All stockholders will have the ability to access the proxy materials at the website referred to in the Notice or request to receive a printed set of the proxy materials, including a proxy card. Instructions on how to request a printed copy of the proxy materials may be found in the Notice.

We intend to mail the Notice on or about April 24, 2018 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 4, 2018.

How do I attend the Annual Meeting?

The meeting will be held on Thursday, June 7, 2018 at 8:00 a.m. Eastern time at the offices of Cooley LLP, 500 Boylston Street, 14th floor, Boston, MA 02116. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 10, 2018 are entitled to vote at the Annual Meeting. On this record date, there were 38,749,343 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 10, 2018 your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting, vote by proxy by completing and returning a proxy card, or voting over the telephone or the Internet. Whether or not you plan to attend the meeting, we urge you to vote by completing and returning a proxy card or by voting over the telephone or Internet to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 10, 2018 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the

Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of two directors (Proposal 1);

•	Ratification of the selection by the Audit Committee of the Board of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018 (Proposal 2); and

•	Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan which, among other things, increases the aggregate number of shares of common stock authorized for issuance under the plan by 2,500,000 shares. (Proposal 3).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” the nominee to the Board or you may “Withhold” your vote for such nominee. For the other items of business, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone or Internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by completing and returning a proxy card or by voting over the telephone or Internet to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the proxy card that you may request or that we may elect to deliver, and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern time on June 6, 2018 to be counted.

•	To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Company number and control number from the Notice. Your Internet vote must be received by 11:59 p.m. Eastern time on June 6, 2018 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in such notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 10, 2018.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing and returning a proxy card or voting over the telephone or the Internet, or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker, bank or nominee will still be able to vote your shares depends on whether the particular proposal is a “routine” matter. Brokers, banks and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of various national and regional securities exchanges, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or nominee may not vote your shares on Proposal 1 or Proposal 3 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominee to the Board, “For” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and “For” approval of the amendment and restatement of our Amended and Restated 2013 Equity Incentive Plan. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your vote at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your vote in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may subsequently vote by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your vote to the Company’s Corporate Secretary at Minerva Neurosciences, Inc., 1601 Trapelo Road, Suite 286, Waltham, MA 02451.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your vote.

Your most current proxy card or telephone or Internet vote is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 26, 2018, to the Company’s Corporate Secretary at Minerva Neurosciences, Inc., 1601 Trapelo Road, Suite 286, Waltham, MA 02451, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act; provided, however, that if our 2019 Annual Meeting of Stockholders is held before May 8, 2019 or after July 7, 2019, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy materials for the 2019 Annual Meeting of Stockholders.

Pursuant to our Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2019 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on March 8, 2019 nor earlier than the close of business on February 7, 2019; provided, however, if our 2019 Annual Meeting of Stockholders is not held between May 8, 2019 and July 7, 2019, to be timely, notice by the stockholder must be received not earlier than the 15th day following the day on which public announcement of the date of the 2019 Annual Meeting of Stockholders is first made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold,” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposals 2 and 3, and will have the same effect as “Against” votes. Broker non-votes will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 1 and 3 are considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with those proposals.

How many votes are needed to approve each proposal?

•	For Proposal 1, the election of directors, the two nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.

•	To be approved, Proposal 2, ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2018, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

•	To be approved, Proposal 3, approval of the amendment and restatement of our Amended and Restated 2013 Equity Incentive Plan, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 38,749,343 shares outstanding and entitled to vote. Thus, the holders of 19,347,672 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. If, at the time of filling any vacancy, the directors then in office constitute less than a majority of the whole Board, upon application of any stockholder(s) holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, the Delaware Court of Chancery may order an election be held to fill such vacancies or to replace the directors chosen by the directors then in office.

The Board presently has six members. There are two directors in the class whose term of office expires on the date of the Annual Meeting. Each of the two nominees listed below is currently a director of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2021 Annual Meeting and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation, or removal. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. All eight of our directors serving at the time of our 2017 Annual Meeting of Stockholders attended that meeting either by teleconference or in person.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board. Each nominee has agreed to serve if elected. The Company’s management has no reason to believe that any of the nominees will be unable to serve.

The following is a brief biography of each nominee for re-election and each director whose term will continue after the Annual Meeting:

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2021 ANNUAL MEETING

William F. Doyle, age 55, has served on our Board since December, 2017. Mr. Doyle is Executive Chairman of Novocure Ltd., a commercial stage oncology company, where he has served as Chairman of the Board since 2009 and a director since 2004. Mr. Doyle is also the Managing Director of WFD Ventures LLC, a private venture capital firm. Previously, he was a member of Johnson & Johnson’s Medical Devices and Diagnostics Group Operating Committee and Vice President, Licensing and Acquisitions. While at J&J, Mr. Doyle was also Chairman of the Medical Devices Research and Development Council, Worldwide President of Biosense-Webster, Inc., and a member of the boards of Cordis Corporation and Johnson & Johnson Development Corporation, J&J’s venture capital subsidiary. Earlier he was a management consultant at McKinsey & Company. Mr. Doyle holds an S.B. in materials science and engineering from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School. Our Board believes Mr. Doyle’s experience serving in executive officer positions, service on multiple boards of directors, and extensive knowledge of the industry qualifies him to serve as a member of our Board.

Hans Peter Hasler, age 62, has served on our Board since December, 2017. Mr. Hasler is Founder and Chief Executive Officer of Vicarius Pharma AG, a privately held company that provides strategic options to non-European bio-pharma companies bringing late-stage assets to the European market. He is also Senior Advisor at SBTech Global Advisory. His prior experience includes Elan Corporation, where he was Chief

Operating Officer, and Biogen, Inc., where his positions included Chief Operating Officer, Executive Vice President, Head of Global Neurology and International. Previously, Mr. Hasler was at Wyeth Pharmaceuticals as Senior Vice President, Chief Marketing Officer and Managing Director of Wyeth Group Germany and General Manager, Wyeth-Lederle Switzerland, Austria and ECE. Mr. Hasler is Chairman of the Board of HBM Healthcare Investments Ag in Switzerland and Director of the Board of Dr. Reddy’s Laboratories in India. Mr. Hasler holds a Federal Swiss Commercial Diploma and a Marketing Manager Certificate from the Swiss Institute of Business Economy SIB, Zurich, Switzerland. Our Board believes Mr. Hasler’s experience helping bring late-stage assets to market, as well as his overall experience in the biotech industry in positions of leadership qualifies him to serve as a member of our Board.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2019 ANNUAL MEETING

Dr. Remy Luthringer, age 57, has provided services to us since July 2010, first as a consultant and then as an employee beginning in May 2014. Dr. Luthringer was named our President and Chief Executive Officer in November 2014, and served as President until December 2017. He has served on our Board since November 2014. Dr. Luthringer serves as an advisor to Medicxi, formerly Index Ventures Life Sciences, and previously served as an advisor to Index Ventures and as Chief Medical Officer to Index Life VI, a biotechnology fund raised by Index Ventures. He received his Ph.D. in Pharmacology and Neurosciences from University Louis Pasteur (France). Our Board believes that Dr. Luthringer should serve on our Board due to his extensive knowledge of our business as well as his corporate vision and operational knowledge, which provide strategic guidance to our Board.

Dr. Fouzia Laghrissi-Thode, age 55, has served on our Board since May 2015. Dr. Laghrissi-Thode has held positions of leadership at AstraZeneca, Roche, Novartis and Sandoz in a broad range of therapeutic areas, including central nervous system, cardiovascular, metabolic disease and genito-urinary health. She is currently chief executive officer and a member of the board of directors of DalCor Pharmaceuticals. Prior to joining DalCor, Dr. Laghrissi-Thode served as U.S. Vice President for the renal-cardio therapy area at AstraZeneca, Head of the South San Francisco site, and the chief executive officer of ZS Pharma, Inc. She was formerly vice president of the cardiovascular and metabolism therapy area at AstraZeneca. Dr. Laghrissi-Thode holds an M.D. from the University of Tours School of Medicine in France, is board certified in psychiatry and was an adjunct professor of psychiatry at the University of Pittsburgh. Our Board believes that Dr. Laghrissi-Thode’s extensive experience in the pharmaceutical industry and field of psychiatry qualifies her to serve on our Board.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2020 ANNUAL MEETING

Dr. David Kupfer, age 77, has served on our Board since he was elected by the Board in November 2015. Dr. Kupfer is Distinguished Professor Emeritus of Psychiatry at the University of Pittsburgh School of Medicine, where he chaired that department for 26 years. He also chaired the American Psychiatric Association Task Force for the development of the Fifth Edition of the Diagnostic and Statistical Manual of Mental Disorders, or DSM-5, which defines the criteria for the diagnosis and classification of mental disorders. Dr. Kupfer received his M.D. from Yale University in 1965. Our Board believes that Dr. Kupfer’s extensive experience in the field of psychiatry qualifies him to serve on our Board.

Jan van Heek, age 68, has served on our Board since July 2014. Since 2009, Mr. van Heek has been a Principal and Partner at BioPoint Group, a business development consulting company, where he advises biotechnology and other healthcare companies in commercial strategy development, financing, and business development. He is also currently a board member of Amarin Corporation, a publicly traded biopharmaceutical company. He received an M.B.A. from St. Gallen University in Switzerland and an executive degree from

Stanford Business School. Our Board believes that Mr. van Heek’s experience in the biotechnology industry and his executive experience, specifically his experience in executive officer positions at other companies in the biotechnology industry, as well as his service on other boards of directors, qualifies him to serve as a member of our Board.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD

As required under the Nasdaq Stock Market, or Nasdaq, listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable Nasdaq listing standards and our Corporate Governance Guidelines: William F. Doyle, Jan van Heek, Hans Peter Hasler, Dr. David Kupfer, and Dr. Fouzia Laghrissi-Thode. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Dr. Luthringer is not considered independent because he is an executive officer of the Company.

There are no family relationships among any of our directors or executive officers.

BOARD LEADERSHIP STRUCTURE

The Company’s Board of Directors is currently chaired by the Chief Executive Officer of the Company, Dr. Luthringer. The Board has also appointed Mr. Doyle as lead independent director.

The Company believes that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose and provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Board Chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Board Chair with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer).

The Board appointed Mr. Doyle as the lead independent director to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Board Chair: the lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the Chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chair and the independent directors, approve information sent to the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to shareholders. In addition, it is the responsibility of the lead independent director to coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Company believes that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Company believes that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Board Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of the Chief Executive Officer’s extensive history with and knowledge of the Company, and because the Board’s lead independent director is empowered to play a significant role in the Board’s leadership and in reinforcing the independence of the Board, the Company believes that it is advantageous for the Company to combine the positions of Chief Executive Officer and Board Chair.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing Board committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to review and discuss with management, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and the steps taken by management to monitor and control these exposures. Our Nominating and Corporate Governance Committee is responsible for developing our corporate governance principles, and periodically reviews these principles and their application. Our Compensation Committee reviews our practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on us.

MEETINGS OF THE BOARD

The Board met six times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD

The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the fiscal year ended December 31, 2017 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Dr. Remy Luthringer
William F. Doyle	X	(1)	X	*(1)
Jan van Heek	X	*
Hans Peter Hasler			X	(2)	X	(2)
Dr. Fouzia Laghrissi-Thode	X		X
Dr. David Kupfer					X	*

Total meetings in 2017 fiscal year	4		2		1

*	Committee Chairperson
(1)	Mr. Doyle joined our Board on December 10, 2017 and was appointed to serve on our Audit Committee on December 13, 2017 and our Compensation Committee on March 7, 2018.
(2)	Mr. Hasler joined our Board on December 10, 2017 and as appointed to serve on our Compensation Committee and Nominating and Corporate Governance Committee on December 13, 2017.

Below is a description of each committee of the Board.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence,” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited consolidated financial statements and quarterly unaudited consolidated financial statements with management and the independent registered public accounting firm. In 2017, the Audit Committee met four times.

The Audit Committee is currently composed of three directors: Mr. Doyle, Mr. van Heek and Dr. Laghrissi-Thode. After his appointment to the Board on December 10, 2017, Mr. Doyle was elected to replace Mr. Beer as a member of the Audit Committee on December 13, 2017. The Board has adopted a written Audit Committee charter that is available on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance.

The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that Messrs. van Heek, Doyle, and Dr. Laghrissi-Thode are independent (as independence is currently defined in Rule 5605(c)(2)(A) of the Nasdaq listing standards).

The Board has also determined that Mr. van Heek qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. van Heek’s level of knowledge and experience based on a number of factors, including his formal education and experience serving on audit committees for public reporting companies. The Board has also determined that each of the Audit Committee members is able to read and understand fundamental financial statements.

Report of the Audit Committee of the Board(1)

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2017 with the management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Respectfully submitted,
The Audit Committee of the Board of Directors

Mr. Jan van Heek, Chair
Mr. William F. Doyle
Dr. Fouzia Laghrissi-Thode

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is composed of three directors: Mr. Doyle, Dr. Laghrissi-Thode and Mr. Hasler. Dr. Laghrissi-Thode was appointed to the Compensation Committee on August 3, 2017 to fill a vacancy caused by the resignations of Michèle Ollier and Nico Vandervelpen on July 24, 2017. After his appointment to the Board on December 10, 2017, Mr. Hasler was elected to fill the remaining vacancy on the Compensation Committee on December 13, 2017. Mr. Doyle was later appointed to the Compensation Committee on March 7, 2018 to fill a vacancy caused by the resignation of Mr. Beer. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2)(A) of the Nasdaq listing standards). The Board has adopted a written Compensation Committee charter that is available on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance.

The Compensation Committee of the Board acts on behalf of the Board to review, adopt, and oversee the Company’s compensation strategy, policies, plans and programs, including: to establish corporate and individual performance objectives relevant to the compensation of the Company’s executive officers; to review and approve of the compensation and other terms of employment of the Company’s Chief Executive Officer and other executive officers; to review and adopt or make recommendations to the Board in respect of any employment agreements or severance or change-in-control arrangements for the Company’s Chief Executive Officer and other executive officers; to administer the Company’s incentive and equity-based compensation plans; to review and recommend to the Board a succession plan for the Company’s Chief Executive Officer and other executive officers; and to review the compensation of the Company’s non-employee directors and recommend any proposed changes to the Board.

In addition, the Board has also determined that each member of the Compensation Committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least twice annually, and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in

Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The Compensation Committee has full access to all books, records, facilities, and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting, or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other advisor to the compensation committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Radford as compensation consultant. The Compensation Committee requested that Radford:

•	evaluate the efficacy of and assist in refining the Company’s overall compensation philosophy and practices, including as related to base pay, bonus percentage, and the Company’s equity incentive and long-term incentive plans, to support and reinforce the Company’s long-term strategic goals; and

•	review executive and outside director compensation in comparison to peer data and best market practices.

As part of its engagement, Radford reviewed a peer group of publicly traded companies in the life sciences industry at a stage of development, market capitalization, and size comparable to ours, which companies the Compensation Committee believed were generally comparable to our Company and against which the Compensation Committee believed we competed for executive talent. At the request of the Compensation Committee, Radford also conducted individual interviews with members of the Compensation Committee and senior management to learn more about the Company’s business operations and strategy, key performance metrics and strategic goals, as well as the markets in which the Company competes. Radford ultimately developed broad based recommendations using benchmarks that were presented to the Compensation Committee for its consideration.

In 2014, the Board formed a Non-Senior Officer Stock Option Subcommittee, or the Subcommittee, composed of the Chief Executive Officer, to which it delegated authority to grant, without any further action required by the Board or the Compensation Committee, stock options to newly hired individuals who carry titles lower than vice president, up to a defined number of shares depending on the title of the employee. In May 2015, the Board approved an amended and restated policy for delegating authority for grants of equity awards to newly hired individuals. Under the amended and restated policy, the Subcommittee, currently composed of Dr. Luthringer, may now grant stock options to newly hired individuals who carry titles lower than senior vice president, within a designated range of shares depending on the title of the employee. The purpose of this delegation of authority is to facilitate the timely grant of options to new non-senior management employees within specified limits approved by the Board. During the fiscal year ended December 31, 2017, the Subcommittee exercised its authority to grant options to purchase an aggregate of 117,500 shares to new non-senior officer employees.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, adjustments to the compensation of existing executives, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy, and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted by the Chief Executive Officer for the Compensation Committee’s approval. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee in consultation with the Board, which determines any adjustments to his compensation as well as equity awards to be granted. Some of the key factors the Compensation Committee considers in making pay decisions are as follows: historical compensation levels, relative position to the market, internal equity, individual and Company performance, strategic importance of role, and retention risk, among others. In 2017, the Compensation Committee met twice and acted four times via Unanimous Written Consent.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for identifying candidates qualified to serve as directors of the Company (consistent with criteria approved by the Board), recommending to the Board candidates for election as directors and the composition of each of the committees of the Board, overseeing the evaluation of the Board and its committees, and developing the Company’s corporate governance policies. In 2017, the Nominating and Corporate Governance Committee met once and acted once via Unanimous Written Consent.

The Nominating and Corporate Governance Committee is composed of two directors: Dr. Kupfer and Mr. Hasler. Dr. Laghrissi-Thode was appointed to the Nominating and Corporate Governance Committee on September 13, 2017 to fill one of the vacancies caused by the prior resignations of Dr. Ollier and Dr. De Rubertis. On December 13, 2017, Dr. Laghrissi-Thode resigned from the Nominating and Corporate Governance Committee and Mr. Hasler replaced her. Mr. Doyle was also appointed to the Nominating and Corporate Governance Committee on December 13, 2017 and resigned on March 7, 2018. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age, and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, the ability to exercise sound business judgment, and the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee may engage, if it deems appropriate, a professional search firm to identify qualified director candidates. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation addressed to our Corporate Secretary at 1601 Trapelo Road, Suite 286, Waltham, MA 02451.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

While the Company has not established a formal policy for stockholder communications with the Board, stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Corporate Secretary of the Company at Minerva Neurosciences, Inc., 1601 Trapelo Road, Suite 286, Waltham, MA 02451.

These communications may be reviewed by one or more employees of the Company designated by the Board, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with the Company’s Whistleblower Policy that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics, or the Code of Ethics, which applies to all officers, directors, and employees. The Code of Ethics is available on the Company’s website at http://ir.minervaneurosciences.com/corporate-governance. If the Company makes any substantive amendments to the Code of Ethics or grants any waiver from a provision of the Code of Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and has further directed that the Company’s management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company’s consolidated financial statements since the fiscal year ended December 31, 2011. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy and entitled to vote on the matter at the Annual Meeting, will be required to ratify the selection of Deloitte & Touche LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2017 and 2016, by Deloitte & Touche LLP, the Company’s principal accountant.

	Fiscal Year Ended
	2017	2016
Audit fees(1)	$519,500	$427,250
Audit-related fees(2)	—	$88,000
Tax fees(3)	$6,226	$27,195
All other fees(4)	$1,895	$2,000

Total fees	$527,621	$544,445

(1)	For both fiscal years ended December 31, 2017 and 2016, audit fees represent fees for audit services rendered in connection with the audit of our consolidated financial statements, as well as fees associated with reviews of documents filed with the SEC, our Annual Report on Form 10-K, and our quarterly consolidated financial statements included in our Quarterly Reports on Form 10-Q. For fiscal year ended December 31, 2017, audit fees also include those associated with the filing of a re-sale registration statement on Form S-1, as well as the filing of two registration statements on Form S-8, and the delivery of related consents.
(2)	For fiscal year ended December 31 2016, included in audit-related fees are those associated with the filing of a prospectus supplement, as well as the filing of a registration statement on Form S-8, and the delivery of related consents.
(3)	For fiscal years ended December 31, 2017 and December 31, 2016, included in tax fees are fees for tax consulting services.
(4)	For fiscal years ended December 31, 2017 and December 31, 2016, included in all other fees are fees related to access to the Deloitte & Touche online accounting research database.

All fees described above were pre-approved by the Audit Committee.

In connection with the audit of the 2017 consolidated financial statements, the Company entered into an engagement agreement with Deloitte & Touche LLP that sets forth the terms by which Deloitte & Touche LLP will perform audit services for the Company. Such agreement is subject to alternative dispute resolution procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor, or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF THE AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN, INCLUDING AN INCREASE TO SHARES RESERVED FOR ISSUANCE

We are asking our stockholders to approve the proposed Minerva Neurosciences, Inc. Amended and Restated 2013 Equity Incentive Plan, or the Amended 2013 Plan, at the Annual Meeting, which is an amendment and restatement of, and a successor to, the Minerva Neurosciences, Inc. Amended and Restated 2013 Equity Incentive Plan, or the 2013 Plan. The 2013 Plan was approved by our Board of Directors, on December 19, 2013, and as amended and restated on April 29, 2014, and was approved by our stockholders on December 19, 2013, and as amended and restated on June 2, 2014. Our Board approved the Amended 2013 Plan on April 21, 2018, subject to stockholder approval.

Why We are Asking our Stockholders to Approve the Amended 2013 Plan

Currently, we maintain the 2013 Plan to grant stock options, restricted stock units and other stock awards in order to provide long-term incentives to our employees, consultants and directors. Our board of directors decided to adopt and seek approval for the Amended 2013 Plan in order to update the plan provisions to conform with current market practices and ensure Minerva’s ability to remain competitive and attract, retain, and motivate key personnel.

Approval of the Amended 2013 Plan by our stockholders will allow us to continue to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board or Compensation Committee, to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.

A description of the material terms of the Amended 2013 Plan are summarized below. The key differences between the terms of the 2013 Plan and the Amended 2013 Plan are as follows:

•	The Amended 2013 Plan provides that an additional 2,500,000 shares may be issued pursuant to stock granted under the Amended 2013 Plan.

•	The Amended 2013 Plan eliminates the annual “evergreen” provision set forth in the 2013 Plan.

•	The Amended 2013 Plan eliminates provisions of the 2013 Plan permitting repricing of options without the approval of our stockholders.

Why You Should Vote to Approve the Amended 2013 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

Our Board believes that our future success depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating key personnel, consultants and advisors. The Board believes that the issuance of equity awards is a critical element underlying our compensation strategy and better aligns the interests of our personnel, consultants and advisors with those of our stockholders. The Amended 2013 Plan will allow us to continue to provide performance-based incentives to our eligible employees, consultants and advisors. Therefore, the Board believes that the Amended 2013 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal 3.

We Have Experienced and Expect to Continue to Experience Growth in Our Business

We are a clinical development-stage biopharmaceutical company focused on the development and commercialization of a portfolio of product candidates to treat patients suffering from central nervous system, or CNS, diseases. Leveraging our scientific insights and clinical experience, we have acquired or in-licensed four development-stage proprietary compounds that we believe have innovative mechanisms of action and therapeutic profiles that may potentially address the unmet needs of patients with these diseases. Since our inception, our business has grown substantially. Several recent business developments and other factors have contributed to an increase in the number and size of the equity awards we have granted to employees, consultants and advisors under the 2013 Plan during the 2017 calendar year and the first calendar quarter of 2018.

On July 7, 2014, we sold 5,454,545 shares of common stock in our initial public offering, at an offering price of $6.00 per share before underwriting discounts and expenses. Since our IPO, we have made no adjustments to the Equity Plan. Our business and product developments have grown significantly since our initial public offering. Our lead product candidate, roluperidone (MIN-101) is currently in a pivotal Phase 3 trial. In addition, we have four Phase 2b studies ongoing. The combination of our growth, product development success, new hires and business development has required us to grant more equity incentive awards under the 2013 Plan than we contemplated at the time of our initial public offering, when we determined the initial share reserve and annual share reserve increase percentage under the 2013 Plan.

The Board believes the Amended 2013 Plan is necessary to ensure the number of shares available for issuance is sufficient, in light of our increase in capitalization and product development, to allow us to continue to attract and retain the services of talented individuals essential to our long-term growth and financial success. The adoption of the Amended 2013 Plan and additional share reserve of 2,500,000 shares will address the depletion to the 2013 Plan’s available share reserve that has occurred as a result of the Company’s growth as discussed above. An increase to the share reserve will provide the Company with the flexibility needed to make annual equity awards to eligible employees and new hires into 2020.

We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable

We continue to believe that equity awards such as stock options and restricted stock units are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees. The tables below show our responsible overhang and burn rate percentages.

The Size of Our Share Reserve Request Is Reasonable

If the Amended 2013 Plan is approved by our stockholders, we expect to have approximately 2,842,654 shares available for grant after our annual meeting (based on shares available for issuance as of March 31, 2018), which we anticipate being a pool of shares sufficient for grants through approximately 2020 based on historical grant practices and our current equity grant programs, and necessary to provide a predictable amount of equity for attracting, retaining, and motivating employees. The size of our request is also reasonable in light of the equity granted to our employees and directors over the past year, which we believe was in line with our peer group companies.

Key Plan Features

The Amended 2013 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•	Stockholder approval is required for additional shares. The Amended 2013 Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a say on our equity compensation programs.

•	Repricing is not allowed. The Amended 2013 Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the Amended 2013 Plan.

•	No single trigger accelerated vesting upon change in control. The Amended 2013 Plan does not provide for any automatic mandatory vesting of awards upon a change in control unless awards would not be assumed, substituted or replaced in such change in control and will otherwise terminate.

•	Awards subject to forfeiture/clawback. Awards granted under the Amended 2013 Plan shall be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect from time to time and awards and any cash, shares of common stock or other property or amounts due, paid or issued to a participant shall be subject to the terms of such policy, as in effect from time to time.

•	No liberal change in control definition. The change in control definition in the Amended 2013 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2013 Plan to be triggered.

•	No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2013 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	Administration by independent committee. The Amended 2013 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the NASDAQ listing standards.

•	Material amendments require stockholder approval. Consistent with NASDAQ rules, the Amended 2013 Plan requires stockholder approval of any material revisions to the Amended 2013 Plan. In addition, certain other amendments to the Amended 2013 Plan require stockholder approval.

Stockholder Approval

If this Proposal 3 is approved by our stockholders, the Amended 2013 Plan, as amended, will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 3, the Amended 2013 Plan will not become effective and will continue to be effective in accordance with its terms in effect prior to such amendment and restatement.

Overhang

The following table provides certain additional information regarding our equity incentive program.

As of March 31, 2018
Total number of shares of common stock subject to outstanding stock options	6,555,150
Weighted-average exercise price of outstanding stock options	$6.51
Weighted-average remaining term of outstanding stock options	8.2 years
Total number of shares of common stock subject to outstanding full value awards	185,950
Total number of shares of common stock available for grant under the 2013 Plan	342,654
Total number of shares of common stock available for grant under other equity incentive plans	0

As of Record Date
Total number of shares of common stock outstanding	38,749,343
Per-share closing price of common stock as reported on NASDAQ Global Market	$6.85

Burn Rate

The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal year 2017.

Fiscal Year 2017
Total number of shares of common stock subject to stock options granted	1,805,000
Total number of shares of common stock subject to full value awards granted	0
Weighted-average number of shares of common stock outstanding	37,937,191
Burn Rate	4.76%

Description of the Amended 2013 Equity Incentive Plan

The material features of the Amended 2013 Plan are described below. The following description of the Amended 2013 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2013 Plan. Stockholders are urged to read the actual text of the Amended 2013 Plan in its entirety, which is attached to this proxy statement as Exhibit A.

Purpose

The Amended 2013 Plan is intended to promote the interests of the Company by providing eligible persons in the Company’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in such service.

Types of Awards

The terms of the Amended 2013 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock awards and restricted stock unit awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2013 Plan, or the Share Reserve, will not exceed 9,846,333.

Shares of common stock subject to awards under the Amended 2013 Plan shall be available for subsequent award and issuance under the Amended 2013 Plan to the extent those awards expire or terminate for any reason prior to the issuance of the shares of common stock subject to those awards or such awards are cancelled. Unvested shares issued under the Amended 2013 Plan and subsequently forfeited or repurchased, at a price per share not greater than the original issue price paid per share, pursuant to any repurchase rights under the Amended 2013 Plan shall be added back to the Share Reserve. To the extent an award is settled in cash rather than shares of common stock, then the number of shares of common stock available for issuance under the Amended 2013 Plan shall not be reduced by the number of shares subject to such award. Should the exercise price of an option under the Amended 2013 Plan be paid with shares of our common stock (whether through the withholding of a portion of the otherwise issuable sharers or through the tender of actual outstanding shares), then the Share Reserve shall be reduced only by the net number of shares issued under the exercised stock option and not by the gross number of shares for which that option is exercised. Upon the exercise of any stock appreciation right under the Amended 2013 Plan, the Share Reserve shall be reduced only by the net number of shares actually issued upon such exercise and not by the gross number of shares as to which such right is exercised. If shares of common stock otherwise issuable under the Amended 2013 Plan are withheld in satisfaction of withholding taxes incurred in connection with the exercise, vesting or settlement of an award, then the Share Reserve shall be reduced by the net number of shares issued after such share withholding.

The maximum number of shares of common stock that may be issued pursuant to incentive stock options granted under the Amended 2013 Plan shall be 19,692,666.

The maximum number of shares of common stock for which Stock Options and stand-alone stock appreciation rights that are settled in shares may be made to any person under the Amended 2013 Plan in any calendar year shall not exceed 750,000 shares of common stock in the aggregate.

Eligibility

All of our (including our affiliates’) approximately 12 employees, 5 non-employee directors and 3 consultants as of March 31, 2018 are eligible to participate in the Amended 2013 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2013 Plan only to our employees (including officers) and employees of our affiliates.

Administration

The Amended 2013 Plan will be administered by our Board, which may in turn delegate authority to administer the Amended 2013 Plan to a committee. Our Board has delegated concurrent authority to administer the Amended 2013 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. The Board and the Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 3. Subject to the terms of the Amended 2013 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended 2013 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2013 Plan.

The Plan Administrator may also delegate to one or more officers the authority to administer the Amended 2013 Plan.

Repricing: Cancellation and re-Grant of Stock Awards

Under the Amended 2013 Plan, the Board does not have the authority to reprice any outstanding equity awards by reducing the exercise price of the stock award or cancelling any outstanding stock awards in exchange for cash or other stock awards under the plan without the approval of our stockholders (which approval must be obtained within 12 months prior to the repricing event).

Stock Options

Stock options may be granted under the Amended 2013 Plan pursuant to stock option agreements. The Amended 2013 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Amended 2013 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended 2013 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Stock options will also be subject to earlier termination following the termination of a participants’ service with us, as determined by the Plan Administrator.

Stock options granted under the Amended 2013 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2013 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2013 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2013 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended 2013 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights may be granted as stand-alone rights or as a tandem right, exercisable upon such term and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying stock option or surrender of such stock option and exercise such tandem stock appreciation right. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2013 Plan.

Stock Awards

Stock awards may be granted under the Amended 2013 Plan pursuant to stock award agreements. A stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan

Administrator. Shares of our common stock acquired under a stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a stock award may be transferred only upon such terms and conditions as are set forth in the stock award agreement. A stock award agreement may provide that any dividends paid on stock will be subject to the same vesting conditions as apply to the shares subject to the stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Amended 2013 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Clawback Policy

Awards granted under the Amended 2013 Plan will be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect from time to time and Awards and any cash, shares of Common Stock or other property or amounts due, paid or issued to a Participant shall be subject to the terms of such policy, as in effect from time to time.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2013 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any participant pursuant to the share limits described above; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Change in Control Transaction

In the event of a Change in Control transaction (as defined in the Amended 2013 Plan and described below), each outstanding award may be assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the intrinsic value of the award and provides for the subsequent vesting and payout of that value in accordance with the same vesting schedule in effect for that award. In the absence of such assumption, continuation or replacement of the award, the award will automatically accelerate and vest in full immediately prior to the change in control. The plan administrator will have complete discretion to grant one or more awards which will vest upon a change in control or in the event the individual’s service with us or the successor entity terminates within a designated period following a change in control transaction.

For purposes of the Amended 2013 Plan, a Change in Control transaction will be deemed to occur in the event of our change in ownership or control due to the following: (a) a merger, consolidation, or other reorganization approved by our stockholders, unless securities representing at least 50% of the total combined voting power of the successor corporation are thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned our outstanding voting securities immediately prior to the transaction, (b) the sale, transfer, or disposition of all or substantially all of our assets, (c) the closing of any transaction or series of related transactions pursuant to which any person or group of related persons acquires directly or indirectly beneficial ownership of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our outstanding securities or (d) the composition of our board changes over a period of twelve (12) consecutive months or less such that a majority of the board ceases to be comprised of individuals who either (1) have been board members continuously since the beginning of such period, or (2) have been elected or nominated for election as board members during such period by at least a majority of the board members described in clause (1) who were still in office at the time the board approved such election or nomination..

Plan Amendments and Termination

The Board will have the authority to amend or terminate the Amended 2013 Plan at any time. However, except as otherwise provided in the Amended 2013 Plan or an award agreement, no amendment or termination of the Amended 2013 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2013 Plan as required by applicable law and listing requirements.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2013 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2013 Plan. The Amended 2013 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2013 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

Name and Position	Number of Shares Underlying Stock Options
Remy Luthringer Chief Executive Officer and Director	(1)
Geoff Race Chief Financial Officer	(1)
Michael Davidson Chief Medical Officer	(1)
All Current Executive Officers as a Group	(1)
All Current Non-Executive Directors as a Group	(2)
All Employees as a Group (including all current officers who are not executive officers)	(1)

(1)	Awards granted under the Amended 2013 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2013 Plan, and our Board and our Compensation Committee have not granted any awards under the Amended 2013 Plan subject to stockholder approval of this Proposal 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2013 Plan, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for fiscal year 2017 if the Amended 2013 Plan had been in effect, are not determinable.

(2)	Awards granted under the Amended 2013 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2013 Plan. Pursuant to our compensation policy for non-employee directors, however, any non-employee director who is first elected to the Board will be granted an option to purchase 40,000 shares of our common stock on the date of his or her initial election to the Board. In addition, each non-employee director is eligible to receive an annual option grant to purchase 20,000 shares of common stock per year, or the Annual Grants. The Annual Grants vest in equal quarterly installments over one year, provided that the applicable non-employee director is, as of such vesting date, then a director of the Company. All option grants will have an exercise price per share equal to the fair market value of our common stock on the date of grant. For additional information regarding our compensation policy for non-employee directors, see the “Director Compensation” section below.

Plan Benefits Table

The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2013 Plan and through March 31, 2018.

2013 PLAN

Name and Position	Number of Shares
Remy Luthringer Chief Executive Officer and Director	2,144,465
Geoff Race Chief Financial Officer	1,084,718
Michael Davidson Chief Medical Officer	300,000
All Current Executive Officers as a Group	4,634,313
All Current Non-Executive Directors as a Group	264,467
Each Nominee for Director
William F. Doyle	40,000
Hans Peter Hasler	40,000
Each Associate of Any Director, Executive Officer or Nominee	0
Each Other Current 5% Holder of Future 5% Recipient	0
All Current Employees as a Group (including all current non-executive officers)	5,259,897

Required Vote and Board of Directors Recommendation

Approval of this Proposal 3 requires the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the annual meeting either in person or by proxy. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers, including their ages as of March 31, 2018. Biographical information for our Chief Executive Officer and director, Dr. Remy Luthringer, is included above with the director biographies under the caption “Directors Continuing in Office Until the 2019 Annual Meeting.”

Name	Age	Position
Dr. Remy Luthringer	57	Chief Executive Officer and Executive Chairman of the Board of Directors
Richard Russell	54	President
Geoffrey Race	57	Executive Vice President, Chief Financial Officer and Chief Business Officer
Dr. Michael Davidson	68	Chief Medical Officer
Joseph Reilly	43	Senior Vice President and Chief Operating Officer
Frederick Ahlholm	52	Senior Vice President and Chief Accounting Officer
Dr. Jay B. Saoud	59	Senior Vice President, Head of Research and Development

Richard Russell was appointed President of the Company in December 2017. Mr. Russell has more than 20 years of experience leading commercial operations, including developing and implementing sales and marketing activities for major biotechnology and pharmaceutical brands in North America and the European Union. His commercial and operational expertise encompasses a number of therapeutic areas, including CNS disorders, neurodegenerative disorders, cardiovascular disease and women’s health. Prior to joining Minerva, Mr. Russell served as President and Chief Executive Officer at Stallergenes Greer, Inc., a global pharmaceutical company. From 2011 to 2014, Mr. Russell served as Executive Vice President and Chief Commercial Officer at Sunovion, a Massachusetts pharmaceutical company. Mr. Russell has also held senior management positions at Ares Allergy Holdings, EMD Serono, Sanofi-Aventis and Novartis. Mr. Russell holds a B.A. in chemistry from Bates College and an M.S. in organic chemistry from the University of New Hampshire.

Geoffrey Race has provided services to us since July 2010, first as a consultant and then as an employee beginning in May 2014 as Executive Vice President and Chief Financial Officer. Mr. Race was named our Chief Business Officer in January 2016. Prior to joining us, Mr. Race served as the Chief Executive Officer and acting Chief Financial Officer of Funxional Therapeutics Ltd., a clinical stage pharmaceutical company which was spun out of Cambridge University, UK, from June 2010 to November 2013. Mr. Race is a Fellow of the Institute of Chartered Management Accountants and earned his M.B.A. from Durham University Business School (UK).

Dr. Michael Davidson has provided research and development consulting services to the Company since 2014 and was appointed our Chief Medical Officer effective December 2016. He is currently the director of the Stuckinski Centre for Alzheimer’s Disease Care and Research in Israel. Previously, Dr. Davidson worked in the Department of Psychiatry at the Mount Sinai School of Medicine in New York. Before joining Minerva, he also has served as the Chief Psychiatrist at the Sheba Medical Centre in Tel Aviv, Israel and as a consultant to many major pharmaceutical companies.Dr. Davidson has published over 300 articles, primarily in peer reviewed journals, in the areas of Schizophrenia and Alzheimer’s disease. Dr. Davidson previously served on the board of directors at CliniRX Tangent Research, a clinical research organization. He currently serves as an advisory board member of several professional organizations, as chief editor of a major professional journal, and as a reviewer for several other professional journals.

Joseph Reilly has served as an employee since January 2014 and was named our Chief Operating Officer in July 2014. Mr. Reilly was named Senior Vice President in May 2015. Prior to joining us, Mr. Reilly served as Vice President and Head of Commercial Strategy and Operations at Genzyme, a Sanofi pharmaceutical company, from August 2012 to December 2013. He earned his B.S. in Finance at Boston College and his M.S. in Finance from the Wallace E. Carroll Graduate School of Management at Boston College.

Frederick Ahlholm has provided services to us since January 2014, first as a consultant and then as an employee beginning in June 2014. Mr. Ahlholm was named our Vice President and Chief Accounting Officer in July 2014 and was named Senior Vice President in May 2015. Prior to joining us, from 2010 to 2013, Mr. Ahlholm served as Vice President of Finance and also as Chief Accounting Officer for Amarin Corporation, a commercial biopharmaceutical company. Mr. Ahlholm is a CPA and earned his BBA at the University of Notre Dame.

Dr. Jay B. Saoud has provided services to us since 2014, first as an employee of PPRS Research, Inc., a strategic research and development consulting partner for Minerva, and then as an employee beginning in August 2017. Before joining Minerva, Dr. Saoud was president and chief executive officer of PPRS Research, Inc., where he now serves as a part-time consultant. Since 2010, Dr. Saoud has also served as founder and general manager of Pharmaceutical Product Development Associates, LLC, a group dedicated to helping move products at various stages of drug development by creating significant incremental clinical and regulatory benefits. Dr. Saoud has more than 26 years of research and development experience in both industry and academia, where he played a critical role in the design, conduct and reporting of clinical trials across multiple therapeutic areas including CNS. Dr. Saoud has been involved in the development of more than 125 active molecules in multiple therapeutic areas. He has a record of successful pre-market and registration submissions in global regulatory jurisdictions and approval of 11 New Drug Applications (NDAs).

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2018 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)
NAME	Shares	Percentage
Named Executive Officers and Directors:
Geoffrey Race(2)	827,992	2.1%
Dr. Remy Luthringer(3)	2,085,313	5.4%
Dr. Michael Davidson(4)	56,563	*
William F. Doyle(5)	5,556	*
Dr. Fouzia Laghrissi-Thode(6)	46,875	*
Dr. David Kupfer(7)	279,831	*
Hans Peter Hasler(8)	5,556	*
Jan van Heek(9)	82,510	*
All executive officers and directors as a group (12 persons)	3,732,013	9.6%
Other 5% Stockholders:
Funds affiliated with Index Ventures(10)	4,690,906	12.1%
FMR LLC and its affiliates(11)	4,679,744	12.1%
Funds affiliated with Federated Investors(12)	7,535,287	19.4%
Funds affiliated with Highland Capital Management(13)	2,160,544	5.6%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)	This table is based upon information supplied by officers, directors and, in the case of principal stockholders, Schedules 13D and 13G filed with the SEC or information provided by our transfer agent, Computershare Trust Company, N.A., which information may not be accurate as of April 24, 2018. The address of each executive officer and director listed on the table is c/o Minerva Neurosciences, Inc. 1601 Trapelo Road, Suite 286, Waltham, MA 02451. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the executive officers and directors named in the table above have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Applicable percentages are based on 38,749,343 shares outstanding on March 31, 2018, adjusted as required by rules promulgated by the SEC.
(2)	Consists of (a) 191,869 shares of common stock and (b) options to purchase 636,123 shares of common stock that are exercisable within 60 days of March 31, 2018
(3)	Consists of (a) 926,604 shares of common stock beneficially owned by Wint2felden Holding SA, a company wholly owned by Dr. Luthringer; (b) 16,556 shares of common stock owned by Dr. Luthringer himself, and (c) options to purchase 1,142,153 shares of common stock that are exercisable within 60 days of March 31, 2018.
(4)	Consists of options to purchase 56,563 shares of common stock that are exercisable within 60 days of March 31, 2018.
(5)	Consists of options to purchase 5,556 shares of common stock that are exercisable within 60 days of March 31, 2018.
(6)	Consists of options to purchase 46,875 shares of common stock that are exercisable within 60 days of March 31, 2018.

(7)	Consists of (a) 209,188 shares of common stock, (b) 27,935 shares of common stock owned by Dr. Kupfer’s spouse, and (c) options to purchase 42,708 shares of common stock that are exercisable within 60 days of March 31, 2018.
(8)	Consists of options to purchase 5,556 shares of common stock that are exercisable within 60 days of March 31, 2018.
(9)	Consists of (a) 3,333 shares of common stock and (b) options to purchase 79,177 shares of common stock that are exercisable within 60 days of March 14, 2018.
(10)	The number of shares beneficially owned consists of (a) 813,095 shares of common stock held by Index Ventures III (Jersey) L.P. (“IVIII Jersey”), (b) 1,651,714 shares of common stock Index Ventures III (Delaware) L.P. (“IVIII Delaware”), (c) 29,424 shares of common held by Index Ventures III Parallel Entrepreneur Fund (Jersey), L.P. (“IVPEF III” and collectively with IVIII Jersey and IVIII Delaware, the “Index III Funds”), (d) 59,552 shares of common stock held by Yucca (Jersey) SLP (“Yucca”), (e) 1,129,474 shares of common stock held by Index Ventures IV (Jersey) L.P. (“IVIV Jersey”), (f) 107,210 shares of common stock held by Index Ventures IV Parallel Entrepreneur Fund (Jersey), L.P. (“IVPEF IV” and together with IVIV Jersey, the “Index IV Funds”) (g) 893,199 shares of common stock held by Index Ventures V (Jersey), L.P. (“IVV Jersey”), and (h) 7,238 shares of common stock held by Index Ventures V Parallel Entrepreneur Fund (Jersey), L.P. (“IVPEF V” and together with IVV Jersey, the “Index V Funds”). Index Venture Associates III Limited (“Index Venture III”) is the general partner of each of the Index III Funds. The address of Index Venture III and the Index III Funds is at No.1 Seaton Place, St. Helier, Jersey JE4 8YJ, Channel Islands. Index Venture Associates IV Limited (“Index Venture IV”) is the general partner of each of the Index IV Funds. Index Venture Associates V Limited (“Index Venture V”) is the general partner of each of the Index V Funds. Yucca is a co-investment vehicle that is contractually required to mirror the investments of the Index III Funds, Index IV Funds, and Index V Funds. Yucca has sole voting and dispositive control over these shares of common stock, except that Index Venture III, Index Venture IV, and Index Venture V, affiliates of Yucca, may be deemed to share the right to direct the voting and dispositive control over the shares held by Yucca. The address of Index Venture IV, the Index IV Funds, Index Venture V, the Index Venture V Funds and Yucca is 44 Esplanade, St. Helier, Jersey JE4 9WG, Channel Islands. This information is based solely on the information reported on the Schedule 13D/A filed on September 27, 2016 by Index Ventures.
(11)	Consists of 4,679,744 shares of common stock. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02110. This information is based solely on the information reported on the Schedule 13G/A filed by FMR LLC and its affiliates on February 13, 2018.
(12)	Federated Investors, Inc. (the “Federated Parent”) is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. (the “Federated Investment Advisers”), which act as investment advisers to registered investment companies and separate accounts that collectively own 7,535,287 shares of common stock. The Federated Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of the Federated Parent. All of the Federated Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees. The address of Federated Investors is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. This information is based solely on the information reported on the Schedule 13G/A filed by Federated Investors on February 14, 2018.

(13)	The number of shares beneficially owned includes (a) 941,578 shares of common stock held by Highland Long/Short Healthcare Fund, a series of Highland Funds I, a Massachusetts business trust (“Long/Short Fund”), (b) 363,906 shares of common stock held by Highland Global Allocation Fund, a series of Highland Funds II, a Massachusetts business trust (“Highland Global”), (c) 740,423 shares of common stock held by Highland Premier Growth Equity Fund, a series of Highland Funds II, a Massachusetts Business Trust, (collectively with the Long/Short Fund and “Highland Global” the “Highland Funds”), (d) 53,847 shares of common stock held by Highland Capital Management, L.P. (“Highland Capital”), and (e) 60,760 shares of Common Stock receivable by Highland Capital upon exercise of presently held warrants. Highland Capital Management Fund Advisors, L.P., a Delaware limited partnership (“Highland Fund Advisors”), as the investment advisor to the Long/Short Fund and Strand Advisors XVI, Inc., a Delaware corporation (“Strand XVI”), as the general partner of Highland Fund Advisors, may be deemed to beneficially own the shares of common stock held by the Long/Short Fund. Highland Capital Healthcare Advisors, L.P., a Delaware limited partnership (“Healthcare Advisors”), as the investment advisor to the Healthcare Funds, Highland Capital Healthcare Advisors GP, LLC, a Delaware limited liability company (“Healthcare Advisors GP”), as the general partner of Healthcare Advisors, and Highland Capital Management Services, Inc., a Delaware corporation (“Highland Services”), as the sole owner of Healthcare Advisors GP, may be deemed to beneficially own the shares of common stock held by the Healthcare Funds. James D. Dondero is the president of Highland Services, shares power to vote and dispose of all of the shares of common stock, held by the Highland Funds and Highland Capital, and thus may be deemed to beneficially own all of the shares of common stock held by the Highland Funds and Highland Capital. The address of the Highland Funds, Highland Fund Advisors, Strand XVI, Healthcare Advisors, Healthcare Advisors GP, Highland Services, Highland Capital, and James D. Dondero is 300 Crescent Court, Suite 700, Dallas, Texas 75201. This information is based solely on the information reported on the Schedule 13G/A filed by Highland Capital Management on February 14, 2018 and information provided by our transfer agent, Computershare Trust Company, N.A., with respect to certain shares issued on the exercise of warrants to purchase common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

EXECUTIVE AND DIRECTOR COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2017 and 2016 the compensation of the Company’s Chief Executive Officer and its two other most highly compensated executive officers at December 31, 2017, which we refer to as our “named executive officers.”

NAME AND PRINCIPAL POSITION	YEARS	SALARY ($)		BONUS ($)		OPTIONS AWARDS ($)(1)	STOCK AWARDS ($)(2)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Dr. Remy Luthringer	2017	445,372		278,358		1,554,000	—	2,586	(3)	2,280,136
President and Chief Executive Officer	2016	387,280		290,460		1,399,500	1,008,750	2,406	(4)	3,088,396

Geoffrey Race	2017	384,313		240,195		888,000	—	3,166	(5)	1,515,833
Executive Vice President, Chief Financial Officer and Chief Business Officer	2016	334,185		250,639		933,000	672,500	3,325	(6)	2,193,649

Michael Davidson	2017	333,064	(7)	218,750	(7)	2,290,615	—	—		2,842,429
Chief Medical Officer	2016	255,000	(7)	—		333,063	—	—		588,063

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2016 and 2017 computed in accordance with FASB ASC Topic 718. The assumptions we used in valuing options are described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 12, 2018. The aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(2)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the restricted stock unit awards granted during 2016 computed in accordance with FASB ASC Topic 718. The assumptions we used in valuing restricted stock unit awards are described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 12, 2018. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon vesting of restricted stock units or the sale of the common stock underlying such restricted stock units.
(3)	Represents $2,586 paid in 2017 by the Company for Dr. Luthringer’s life insurance premiums.
(4)	Represents $2,406 paid in 2016 by the Company for Dr. Luthringer’s life insurance premiums.
(5)	Represents $3,166 paid in 2017 by the Company for Mr. Race’s life insurance premiums.
(6)	Represents $3,325 paid in 2016 by the Company for Mr. Race’s life insurance premiums.
(7)	Represents amounts paid to Dr. Davidson pursuant to his consulting agreement with the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows for the fiscal year ended December 31, 2017, certain information regarding outstanding equity awards at fiscal year end for the named executive officers.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(7)
Dr. Remy Luthringer	441,973 207,869 249,766 125,719 37,500 0	— — 149,859 160,000 112,500 350,000	(1) (2) (3) (4)	$ $ $ $ $ $	6.00 6.00 5.19 4.71 13.45 6.10	6/29/24 6/29/24 4/13/25 12/03/25 12/13/26 12/12/27	56,250	(6)	340,313

Geoffrey Race	97,143 249,442 133,208 87,500 25,000 0	— — 79,925 87,500 75,000 200,000	(1) (2) (3) (4)	$ $ $ $ $ $	6.00 6.00 5.19 4.71 13.45 6.10	6/29/24 6/29/24 4/13/25 12/03/25 12/13/26 12/12/27	37,500	(6)	226,875

Dr. Michael Davidson	9,375 0 0	20,625 145,000 125,000	(5) (4)	$ $ $	12.35 13.45 6.10	8/31/26 1/2/27 12/12/27

(1)	25% of the shares subject to the option vested and became exercisable on April 14, 2016 and the balance of the shares will vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.
(2)	25% of the shares subject to the option vested and became exercisable on December 4, 2016 and the balance of the shares will vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.
(3)	25% of the shares subject to the option vested and become exercisable on December 14, 2017 and the balance of the shares will vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.
(4)	25% of the shares subject to the option will vest and become exercisable on December 13, 2018 and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon the executive officer’s completion of each quarter of service over the three-year period thereafter.
(5)	25% of the shares subject to the option vested and became exercisable on January 3, 2018, and the balance of the shares vest and become exercisable in a series of twelve equal quarterly installments upon Dr. Davidson’s completion of each quarter of service over the three-year period thereafter.
(6)	The RSUs vest in 4 equal annual installments beginning on December 14, 2017 and will be fully vested on December 14, 2020, in all cases so long as there has been no break in the continuous service of the executive officer through such date.
(7)	The market value is calculated based on the closing price of our common stock on December 29, 2017, or $6.05.

ARRANGEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

Each of our named executive officers is party to a written employment or consulting agreement with us. Before becoming our employees, Dr. Luthringer and Mr. Race provided services to us under consulting agreements.

Dr. Remy Luthringer

We entered into an Amended and Restated Employment Agreement with Dr. Luthringer through our wholly owned subsidiary, Mind-NRG SARL, in August 2016 setting forth the terms of his employment. Dr. Luthringer’s principal place of work is in Geneva, Switzerland. In 2017, Dr. Luthringer was entitled to an annual base salary of $445,372, which increased to an annual base salary of $525,000, starting on January 1, 2018. Dr. Luthringer is also entitled to a discretionary bonus payment for each calendar year that ends during his employment with a target annual bonus amount at 50% of his base salary for that calendar year.

Pursuant to his employment agreement, if Dr. Luthringer’s employment with us ends due to his resignation for “good reason,” his termination by us other than for “cause” or as a result of his death or disability, he is entitled to (1) continued payment of his base salary for twelve months following his termination, (2) a pro-rated portion of his target performance bonus for the year in which the termination occurs, and (3) vesting of his outstanding stock options as to that number of the then-unvested underlying shares of common stock that would have vested over the twelve-month period following the end of Dr. Luthringer’s employment. If Dr. Luthringer’s employment with us or our successor ends due to his resignation for “good reason” or his termination by us or our successor other than for “cause,” in each case in connection with or within twelve months following a change of control of our company, Dr. Luthringer will be entitled to (1) continued payment of his base salary for 24 months following his termination, (2) 100% of his target performance bonus for the year in which the termination occurs and (3) vesting of his outstanding stock options as to all then-unvested underlying shares of common stock. Dr. Luthringer’s benefits are conditioned, among other things, on his complying with his post-termination obligations under his employment agreement.

For the purposes of Dr. Luthringer’s employment agreement, Dr. Luthringer may end his employment by resignation for “good reason” if, without his written consent, there is (1) a material diminution in the nature or scope of his responsibilities, duties or authority; (2) material reduction in his base salary; (3) relocation of his principal work location more than 50 miles from the location of his principal work location as of immediately prior to such relocation; or (4) our material breach of his employment agreement. Further, for the purposes of Dr. Luthringer’s employment agreements, we may terminate him for “cause” if he (1) was convicted of a felony or a misdemeanor involving moral turpitude, (2) committed an act of fraud or embezzlement against us or our affiliates, (3) materially breached his employment agreement and failed to cure such breach within 30 days, (4) materially violated any of our written policies and failed to cure such violation within 30 days, (5) materially failed or materially refused to substantially perform his duties (other than by reason of a physical or mental impairment) or to implement the lawful written directives of our Chief Executive Officer or our board of directors that are consistent with his position, and such material failure or material refusal has continued after 30 days, (6) willfully engaged in conduct or willfully omitted to take any action, resulting in material injury to us or our affiliates, monetarily or otherwise (including with respect to our ability to comply with our legal or regulatory obligations), or (7) materially breached his fiduciary duties as our officer or as a member of our board of directors.

Geoffrey Race

We entered into an Amended and Restated Employment Agreement with Mr. Race through our wholly owned subsidiary, Mind-NRG SARL, in August 2016 setting forth the terms of his employment. Mr. Race’s principal place of work is in Cambridge, United Kingdom. In 2017, Mr. Race was entitled to an annual base salary of $384,313, which increased to an annual base salary of $397,000 starting on January 1, 2018. Mr. Race is also eligible to receive a discretionary bonus payment for each calendar year that ends during his employment with a target annual bonus amount at 50% of his base salary for that calendar year.

Pursuant to his employment agreement, if Mr. Race’s employment with us ends due to his resignation for “good reason,” his termination by us other than for “cause” or as a result of his death or disability, he is entitled to (1) continued payment of his base salary for twelve months following his termination, (2) a pro-rated portion of his target performance bonus for the year in which the termination occurs, and (3) vesting of his outstanding stock options as to that number of the then-unvested underlying shares of common stock that would have vested over the twelve-month period following the end of Mr. Race’s employment. If Mr. Race’s employment with us or our successor ends due to his resignation for “good reason” or his termination by us or our successor other than for “cause,” in each case in connection with or within twelve months following a change of control of our company, Mr. Race will be entitled to (1) continued payment of his base salary for twelve months following his termination, (2) a severance payment of an amount equal to twelve months’ of his base salary, (3) 100% of his target performance bonus for the year in which the termination occurs and (4) vesting of his outstanding stock options as to all then-unvested underlying shares of common stock. Mr. Race’s benefits are conditioned, among other things, on his complying with his post-termination obligations under his employment agreement.

For the purposes of Mr. Race’s employment agreement, Mr. Race may end his employment by resignation for “good reason” if, without Mr. Race’s written consent, there is (1) a material diminution in the nature or scope of his responsibilities, duties or authority; (2) material reduction in his base salary; (3) relocation of his principal work location more than 50 miles from the location of his principal work location as of immediately prior to such relocation; or (4) our material breach of his employment agreement. Further, for the purposes of Mr. Race’s employment agreement, we may terminate him for “cause” if he (1) was convicted of a felony or a misdemeanor involving moral turpitude, (2) committed an act of fraud or embezzlement against us or our affiliates, (3) materially breached his employment agreement and failed to cure such breach within 30 days, (4) materially violated any of our written policies and failed to cure such violation within 30 days, (5) materially failed or materially refused to substantially perform his duties (other than by reason of a physical or mental impairment) or to implement the lawful written directives of our Chief Executive Officer or our board of directors that are consistent with his position, and such material failure or material refusal has continued after 30 days, (6) willfully engaged in conduct or willfully omitted to take any action, resulting in material injury to us or our affiliates, monetarily or otherwise (including with respect to our ability to comply with our legal or regulatory obligations), or (7) materially breached his fiduciary duties as our officer.

Michael Davidson

We entered into a consulting agreement with Dr. Davidson in December 2017. In 2017, Dr. Davidson was entitled to a consulting fee of $350,000, which was increased to $362,250 starting on January 1, 2018. Dr. Davidson is also eligible to receive a discretionary bonus payment for each calendar year that ends during the period in which he provides services to us, with a target annual bonus amount of 50% of his consulting fee at the end of each calendar year during his consultancy period moving forward.

Pursuant to his consulting agreement, if Dr. Davidson’s service relationship with us ends due to his resignation for “good reason,” his termination by us other than for “cause” or as a result of his death or disability, he is entitled to (1) continued payment of his consulting fee for nine months following his termination, (2) a pro-rated portion of his target performance bonus for the year in which the termination occurs, and (3) vesting of his outstanding stock options as to that number of the then-unvested underlying shares of common stock that would have vested over the nine-month period immediately following the termination. If Dr. Davidson’s service relationship with us or our successor ends due to his resignation for “good reason” or his termination by us or our successor other than for “cause,” in each case in connection with or within twelve months following a change of control of our company, Dr. Davidson will be entitled to (1) continued payment of his consulting fee for twelve months following his termination, (2) 100% of his target performance bonus for the year in which the termination occurs and (3) vesting of his outstanding stock options as to all then-unvested underlying shares of common stock. Dr. Davidson’s benefits are conditioned, among other things, on his complying with his post-termination obligations under his consulting agreement.

For the purposes of Dr. Davidson’s consulting agreement, Dr. Davidson may end his consultancy by resignation for “good reason” if, without his written consent, there is (1) a material diminution in the nature or scope of his responsibilities, duties or authority; (2) material reduction in his consulting fee; or (3) our material breach of his employment agreement. Further, for the purposes of Dr. Davidson’s consulting agreement, we may terminate his consultancy for “cause” if he (1) was convicted of a felony or a misdemeanor involving moral turpitude, (2) committed an act of fraud or embezzlement against us or our affiliates, (3) materially breached his consulting agreement and failed to cure such breach within 30 days, (4) materially violated any of our written policies and failed to cure such violation within 30 days, (5) materially failed or materially refused to substantially perform his duties (other than by reason of a physical or mental impairment) or to implement the lawful written directives of our Chief Executive Officer or our board of directors that are consistent with his position, and such material failure or material refusal has continued after 30 days, (6) willfully engaged in conduct or willfully omitted to take any action, resulting in material injury to us or our affiliates, monetarily or otherwise (including with respect to our ability to comply with our legal or regulatory obligations), or (7) materially breached his fiduciary duties as our officer.

Payments Upon a Change in Control

In addition to payments and benefits under their employment or consultant agreements described above, pursuant to the terms of our Amended and Restated 2013 Equity Incentive Plan, if one or more of the options granted to our named executive officers are not assumed or otherwise continued in effect by the successor corporation in the event of a change in control, such options would automatically accelerate and vest in full immediately prior to the change in control.

Confidentiality and Assignment Agreements

Each of the employment or consultant agreements with our named executive officers contains provisions with respect to confidential information and assignment of inventions. Among other things, each agreement obligates each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment or service with us and to assign to us any inventions conceived or developed during the course of employment or service with us.

DIRECTOR COMPENSATION

2017 Director Compensation Table

The following table presents the total compensation for each person other than our Chief Executive Officer who served as a member of our Board during 2017. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2017.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	All Other Compensation ($)		Total ($)
Marc D. Beer	97,500	82,750			180,250
William F. Doyle	2,780	160,000			162,780
Hans Peter Hasler	2,690	160,000			162,690
Dr. David Kupfer	34,375	82,750			117,125
Jan van Heek	45,000	82,750			127,750
Dr. Fouzia Laghrissi-Thode	39,625	82,750			122,375
Dr. Michèle Ollier(2)	—	—			—
Dr. Francesco De Rubertis(2)	—	—			—
Nico Vandervelpen	19,500	82,750	76,414	(3)	178,664

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2017 computed in accordance with FASB ASC Topic 718. The assumptions we used in valuing the option awards are described in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 12, 2018. The aggregate grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by director upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.
(2)	Dr. Ollier and Dr. De Rubertis voluntarily elected to waive all director compensation.
(3)	Represents an expense related to the acceleration of stock option awards held by Mr. Vandervelpen, which the Company approved in connection with his resignation from the Board of Directors.

As of December 31, 2017, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors who served on our Board during 2017 was:

Name	Stock Options
Marc D. Beer	240,369
William F. Doyle	40,000
Hans Peter Hasler	40,000
Dr. David Kupfer	50,000
Jan van Heek	84,467
Dr. Fouzia Laghrissi-Thode	50,000
Dr. Michèle Ollier	0
Dr. Francesco De Rubertis	0
Nico Vandervelpen	50,000

Non-Employee Director Compensation Policy

Our Board adopted a Non-Employee Director Compensation Plan, or the Old Plan, for non-employee directors, which became effective on July 1, 2015. In March 2018, our Board adopted an Amended and Restated

Non-Employee Director Compensation Plan, which became effective April 1, 2018 and amended and restated the Old Plan. Under the terms of the Old Plan, each non-employee director was eligible to receive an annual cash retainer of $30,000 and the chairperson of the Board was eligible to receive an additional annual cash retainer of $50,000. The chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee were each eligible to receive additional annual cash retainers of $15,000, $10,000 and $7,000, respectively. Other members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee were eligible to receive additional annual cash retainers of $7,500, $5,000 and $3,500, respectively. Under the terms of the Old Plan, each newly elected non-employee member of the Board was also eligible to receive a one-time grant of an option to purchase 25,000 shares of common stock promptly following election or appointment to the Board, or the Old Director Welcome Options. The Old Director Welcome Options vested quarterly over three years, provided that the applicable non-employee director was, as of such vesting date, then a director of the Company. In addition, each non-employee director was eligible to receive an annual option grant to purchase 12,500 shares of common stock per year, or the Old Annual Grants. The Old Annual Grants vested in equal quarterly installments over one year, provided that the applicable non-employee director was, as of such vesting date, then a director of the Company.

Under the terms of the New Plan, each non-employee director is eligible to receive an annual cash retainer of $35,000 and the non-employee chairperson of the Board is eligible to receive an additional annual cash retainer of $50,000. The Lead Independent Director is eligible to receive an additional annual cash retainer of $10,000. The chairpersons of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are each eligible to receive additional annual cash retainers of $15,000, $12,000 and $8,000, respectively. Other members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are eligible to receive additional annual cash retainers of $7,500, $6,000 and $4,000, respectively. Under the terms of the Plan, each newly elected non-employee member of the Board is also eligible to receive a one-time grant of an option to purchase 40,000 shares of common stock promptly following election or appointment to the Board, or the New Director Welcome Options. The New Director Welcome Options vest quarterly over three years, provided that the applicable non-employee director is, as of such vesting date, then a director of the Company. In addition, each non-employee director is eligible to receive an annual option grant to purchase 20,000 shares of common stock per year, or the New Annual Grants. The New Annual Grants vest in equal quarterly installments over one year, provided that the applicable non-employee director is, as of such vesting date, then a director of the Company.

TRANSACTIONS WITH RELATED PERSONS

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement, or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were, or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated, or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration, and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party, or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs, and benefits to us;

•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties, or to or from employees generally.

The policy requires that, in determining whether to approve, ratify, or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

All of the transactions described below under “Certain Related Person Transactions” were approved by the Audit Committee in accordance with our related person transaction policy.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions set forth below, since January 1, 2017, there has not been any transaction or series of transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of any class of our voting securities, or any members of their immediate family, had or will have a direct or indirect material interest. We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.

Follow-on Offering

In July of 2017, we completed a registered public offering pursuant to which we issued and sold an aggregate of 5,750,000 shares of our common stock (including 750,000 shares sold pursuant to the underwriters’ full exercise of their option to purchase additional shares) at a public offering price of $7.75 for aggregate gross proceeds to us of $44.6 million. The following table sets forth the number of shares of common stock purchased in our registered public offering by holders of more than 5% of our common stock:

Name	Shares of Common Stock	Total Purchase Price
Federated Investors	995,000	$7,711,250.00
FMR LLC	680,000	$5,270,000.00

Arrangement with PPRS Research, Inc.

Dr. Jay B. Saoud, the Company’s Senior Vice President, Head of Research and Development, provides part-time consulting services to PPRS Research, Inc., where he serves as Head of Biometrics, Pharmacokinetics, and Medical Writing. In the last fiscal year, the Company paid PPRS Research, Inc. approximately $3.8 million for program and project management services, including research and development services and coordination with investigators and contract research organizations.

Arrangement with V-Watch SA

We entered into an agreement, under which we will pay approximately $380,000 to license a device for monitoring sleep from V-Watch SA, or V-Watch, for use in certain of our clinical trials. Dr. Luthringer is the Chairman of the Board of Directors of V- Watch and funds affiliated with Index Ventures hold greater than 10% of the outstanding capital stock of V- Watch. Dr. Luthringer does not receive compensation from V-Watch and will not receive any consideration as a result of our payments to V-Watch in connection with our clinical trials, nor will funds affiliated with Index Ventures.

Equity Awards

For more information regarding stock option awards granted to our named executive officers and directors, see the sections entitled “Executive Compensation—Outstanding Equity Awards at Fiscal Year End” and “Director Compensation.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and certain of our executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Registration Rights

Funds affiliated with Index Ventures are party to an investor rights agreement providing for rights to register under the Securities Act of 1933, as amended, certain shares of our capital stock after the expiration of the 180-day period following the completion of our IPO (as may be extended under certain circumstances).

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2017.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, stock appreciation rights, stock awards and restricted stock units (a)		Weighted- average exercise price of outstanding options, stock appreciation rights, stock awards and restricted stock units	Number of securities remaining available for issuance under equity compensation plans(1) (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,503,600	(1)	$6.43	15,154
Equity compensation plans not approved by security holders	815,000	(2)	$5.75	—

Total	6,318,600		$6.35	15,154

(1)	The number of shares reserved for issuance under the 2013 Plan automatically increases on January 1 of each year, for a period of ten years, beginning on January 1, 2015 and continuing through and including January 1, 2024, by the lesser of (i) 4.00% of the total number of shares of common stock outstanding on the immediately preceding December 31, or (ii) 750,000 shares. Pursuant to the terms of the 2013 Plan, an additional 750,000 shares of common stock were added to the number of shares reserved for issuance under the 2013 Plan, effective January 1, 2018.
(2)	Consists of 775,000 shares of common stock underlying an “inducement award” pursuant to Nasdaq Listing Rule 5635(c) in the form of a stock option award, and 40,000 shares of common stock underlying an “inducement award” pursuant to Nasdaq Listing Rule 5635(c) in the form of a restricted stock unit award, each granted to the Company’s President on December 11, 2017.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Minerva Neurosciences, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or the Company. Direct your written request to Minerva Neurosciences, Inc. to the attention of our Corporate Secretary, 1601 Trapelo Road, Suite 286, Waltham, MA 02451, or contact our Corporate Secretary at (617)600-7373. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board

/s/ Geoffrey Race
Geoffrey Race
Corporate Secretary

April 24, 2018

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2017 is available without charge upon written request to: Corporate Secretary, Minerva Neurosciences, Inc., 1601 Trapelo Road, Suite 286, Waltham, MA 02451.

Exhibit A

MINERVA NEUROSCIENCES, INC.

AMENDED AND RESTATED

2013 EQUITY INCENTIVE PLAN

(Amended and Restated as of April 21, 2018)

ARTICLE 1

GENERAL PROVISIONS

1.1	PURPOSE OF THE PLAN

This Amended and Restated 2013 Equity Incentive Plan (the “Plan”) is intended to promote the interests of Minerva Neurosciences, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

All share numbers set forth herein give effect to the 3.5:1 reverse stock split approved by the Board on April 29, 2014.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

1.2	TYPES OF AWARDS

Awards may be made under the Plan in the form of (i) options, (ii) stock appreciation rights, (iii) stock awards and (iv) restricted stock units.

1.3	ADMINISTRATION OF THE PLAN

(a) The Compensation Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to such persons. To the extent permitted by law, the Board or the Compensation Committee may delegate any or all of its authority to administer the Plan with respect to one or more classes of eligible persons (other than Section 16 Insiders) to one or more officers of the Corporation.

(b) Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

(c) Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any Award thereunder.

(d) Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall

1

accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award thereunder.

1.4	ELIGIBILITY

(a) The persons eligible to participate in the Plan are as follows:

(i) Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

(b) The Plan Administrator shall have full authority to determine which eligible persons are to receive Awards under the Plan, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to become exercisable, the status of an option for federal tax purposes, the maximum term for which an option or stock appreciation right is to remain outstanding, the vesting and issuance schedules applicable to the shares which are the subject of the Award, the cash consideration (if any) payable for those shares and the form (cash or shares of Common Stock) in which the Award is to be settled and, with respect to performance-based Awards, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, and the payout schedule for each such Award.

1.5	STOCK SUBJECT TO THE PLAN

(a) The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to 9,846,333 shares, which includes 2,500,000 shares approved by the Board on April 21, 2018 and which are subject to stockholder approval of this amended and restated Plan.

(b) The maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under the Plan shall be 19,692,666 plus, to the extent allowable under Section 422 of the Code, any shares that became available for issuance under the Plan pursuant to Section 1.5(e).

(c) The maximum number of shares of Common Stock for which Stock Options and Stand-alone Rights that are settled in shares may be made to any person under the Plan in any calendar year shall not exceed 750,000 shares of Common Stock in the aggregate.

(d) The maximum number of shares of Common Stock for which Awards (other than Stock Options and Stand-alone Rights that are settled in shares) may be made to any person under the Plan in any calendar year shall not exceed 750,000 shares of Common Stock in the aggregate.

(e) Shares of Common Stock subject to outstanding Awards made under the Plan shall be available for subsequent award and issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards or such Awards are cancelled in connection with the provisions of Section 2.6. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent

2

reissuance. To the extent an Award is settled in cash rather than Shares, then the number of shares of Common Stock available for issuance under the Plan shall not be reduced by the number of shares subject to such Award.

(f) Should the exercise price of an option under the Plan be paid with shares of Common Stock (whether through the withholding of a portion of the otherwise issuable sharers or through the tender of actual outstanding shares), then the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option and not by the gross number of shares for which that option is exercised. Upon the exercise of any stock appreciation right under the Plan, the share reserve shall be reduced only by the net number of shares actually issued by the Corporation upon such exercise and not by the gross number of shares as to which such right is exercised. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise, vesting or settlement of an Award, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares issued after such share withholding.

(g) Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted Stock Options and Stand-alone Rights that are settled in shares under the Plan in any calendar year, (iii) the maximum number and/or class of securities for which any one person may be granted Awards (other than Stock Options and Stand-alone Rights that are settled in shares) under the Plan in any calendar year, (iv) the maximum number and/or class of securities that may be issued pursuant to Incentive Options, (v) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Plan and the consideration (if any) payable per share, and (vi) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. The adjustments shall be made in such manner as the Plan Administrator deems appropriate and such adjustments shall be final, binding and conclusive. In addition, in the event of a Change in Control, the provisions of Section 2.5 shall apply.

(h) Outstanding Awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE 2

AWARDS

2.1	OPTIONS

(a) Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant Incentive Options and Nonstatutory Options evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that the terms of each such agreement shall not be inconsistent with the terms specified below. Each agreement evidencing an Incentive Option shall, in addition, be subject to the provisions of Section 2.1(f) below.

3

(b) Exercise Price.

(i) The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

(ii) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the Award Agreement evidencing the option, be payable in one or more of the forms specified below:

(A) cash or check made payable to the Corporation,

(B) shares of Common Stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date,

(C) shares of Common Stock otherwise issuable under the option but withheld by the Corporation in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the exercise date, or

(D) to the extent the option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

(c) Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the Award Agreements evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

(d) Effect of Termination of Service.

(i) The following provisions shall govern the exercise of any options that are outstanding at the time of the Participant’s cessation of Service or death:

(A) Any option outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(B) Any option held by the Participant at the time of the Participant’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant’s estate or by the person or persons to whom the option is transferred pursuant to the Participant’s will or the laws of inheritance or by the Participant’s designated beneficiary or beneficiaries of that option.

4

(C) Should the Participant’s Service be terminated for Misconduct or should the Participant otherwise engage in Misconduct while holding one or more outstanding options, then all of those options shall terminate immediately and cease to be outstanding.

(D) During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Participant’s cessation of Service except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Participant. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

(ii) The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(A) extend the period of time for which the option is to remain exercisable following the Participant’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term;

(B) include an automatic extension provision whereby the specified post-Service exercise period in effect for any option shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option; and/or

(C) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

(e) Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

(f) Incentive Options. The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section 2.1(f), all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section 2.1(f).

(i) Eligibility. Incentive Options may only be granted to Employees.

(ii) Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

5

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

(iii) 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

2.2	STOCK APPRECIATION RIGHTS

(a) Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that the terms of each such agreement shall not be inconsistent with the terms specified below.

(b) Types. Two types of stock appreciation rights shall be authorized for issuance under this Section 2.2: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

(c) Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

(i) One or more Participants may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Participant is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

(ii) Any distribution to which the Participant becomes entitled upon the exercise of a Tandem Right may be made in (i) shares of Common Stock valued at Fair Market Value on the option surrender date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award Agreement.

(d) Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

(i) One or more Participants may be granted a Stand-alone Right not tied to any underlying option. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date.

(ii) Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

(iii) The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

6

(iv) The distribution with respect to an exercised Stand-alone Right may be made in (i) shares of Common Stock valued at Fair Market Value on the exercise date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

(v) The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

(e) Post-Service Exercise. The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the Participant’s Service shall be substantially the same as those set forth in Section 2.1(d) for the options granted under the Plan, and the Plan Administrator’s discretionary authority under Section 2.1(d)(ii) shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.

2.3	STOCK AWARDS

(a) Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock awards either as vested or unvested shares of Common Stock, through direct and immediate issuances. Each stock award shall be evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that the terms of each such agreement shall not be inconsistent with the terms specified below.

(b) Issue Price/Consideration.

Shares of Common Stock may be issued under a stock award for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation,

(ii) past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii) any other valid consideration under the State in which the Corporation is at the time incorporated.

However, if the consideration for the shares is to be paid in the form of a cash purchase price, then the cash consideration payable per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

(c) Vesting Provisions.

(i) Stock awards may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant’s period of Service and/or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any stock award shall be determined by the Plan Administrator and incorporated into the Award Agreement.

(ii) Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under a stock award or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

7

(iii) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies.

(iv) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate, unless and to the extent the Plan Administrator determines at the time to vest and distribute such securities or other property. Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Corporation for any unvested securities subject to its existing repurchase rights under the Plan; provided the aggregate repurchase price shall in each instance remain the same.

2.4	RESTRICTED STOCK UNITS

(a) Authority. The Plan Administrator shall have the full power and authority, exercisable in its sole discretion, to grant restricted stock units evidenced by one or more Award Agreements in the form approved by the Plan Administrator; provided, however, that the terms of each such agreement shall not be inconsistent with the terms specified below.

(b) Terms. Each restricted stock unit award shall entitle the Participant to receive the shares underlying that Award (or an amount based on the value of the shares) upon vesting or upon the expiration of a designated time period following the vesting of those Awards. Restricted stock units subject to performance vesting may also be structured so that the underlying shares are convertible into shares of Common Stock (or a payment based on the value of the shares), but the rate at which each share is to so convert shall be based on the attained level of performance for each applicable performance objective.

(c) Vesting Provisions. Restricted stock units may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives. Outstanding restricted stock units shall automatically terminate without any payment if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to make a payment under one or more outstanding Awards of restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied.

(d) Payment. Restricted stock units that vest may be settled in (i) cash, (ii) shares of Common stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion.

(e) Dividend Equivalents. Dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

2.5	EFFECT OF CHANGE IN CONTROL

(a) In the event of a Change in Control transaction, each option, stock appreciation right and restricted stock unit award outstanding at that time under the Plan but not otherwise fully vested shall automatically

8

accelerate and vest in full, immediately prior to the effective date of that Change in Control, as to all the shares of Common Stock at the time subject to such Award, unless (i) such Award is to be assumed or substituted with an equivalent award by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such Award is replaced with a cash retention program of the successor corporation that preserves the spread existing at the time of the Change in Control on the shares of Common Stock as to which the Award is not otherwise at that time vested and exercisable and provides for the subsequent vesting and payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares, but only if such replacement cash program would not result in the treatment of the Award as an item of deferred compensation subject to Code Section 409A, or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator at the time the Award is granted.

(b) All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall vest in full, immediately prior to the effective date of a Change in Control transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

(c) Immediately following the consummation of the Change in Control, all outstanding Awards shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

(d) Each Award which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities into which the shares of Common Stock subject to that Award would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise or base price or cash consideration payable per share in effect under each outstanding Award, provided the aggregate exercise or base price or cash consideration in effect for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which Incentive Options may be granted under the Plan, (iv) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year and (v) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Plan and subject to the Plan Administrator’s approval, substitute, for the securities underlying those assumed Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction, provided such common stock is readily traded on an established U.S. securities exchange or market.

(e) The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards so that those Awards shall, immediately prior to the effective date of a Change in Control transaction, vest as to all the shares of Common Stock at the time subject to those Awards, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights so that those rights shall terminate immediately prior to the effective date of a Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

9

(f) The Plan Administrator shall have full power and authority to structure one or more outstanding Awards so that those Awards shall vest as to all the shares of Common Stock at the time subject to those Awards in the event the Participant’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those Awards do not otherwise vest on an accelerated basis. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Participant at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

(g) The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

2.6	CANCELLATION AND RE-GRANT OF STOCK AWARDS

Except in connection with an adjustment described in Section 1.5(h), as provided in Section 2.5 relating to a Change in Control, or unless the stockholders of the Corporation have approved such an action within twelve (12) months prior to such an event, none of the Board, the Compensation Committee or any Secondary Board Committee shall have the authority to: (i) reduce the exercise price of any outstanding options or stock appreciation rights under the Plan, or (ii) cancel any outstanding options or stock appreciation rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash, stock awards or restricted stock units, or options or stock appreciation rights with an exercise price less than the original exercise price of the options or stock appreciation rights that are cancelled.

ARTICLE 3

MISCELLANEOUS

3.1	DEFERRED COMPENSATION

(a) The Plan Administrator may, in its sole discretion, structure one or more Awards (other than options and stock appreciation rights) so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

(b) The Plan Administrator may implement a non-employee Board member retainer fee deferral program under the Plan so as to allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for such year into restricted stock units under the Plan that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Code Section 409A. If such program is implemented, the Plan Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

(c) To the extent the Corporation maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Plan shall be reduced on a share-for-share basis for each share of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

10

3.2	TRANSFERABILITY OF AWARDS

The transferability of Awards granted under the Plan shall be governed by the following provisions:

(a) Incentive Options. During the lifetime of the Participant, Incentive Options shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of inheritance following the Participant’s death.

(b) Other Awards. All other Awards shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more such Awards so that the Award may be assigned in whole or in part during the Participant’s lifetime to one or more Family Members of the Participant or to a trust established exclusively for the Participant and/or such Family Members, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to a domestic relations order. The assigned portion of an Award may only be exercised (if applicable) by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion of the Award shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(c) Beneficiary Designation. Notwithstanding the foregoing, a Participant may, to the extent permitted by the Plan Administrator, designate one or more persons as the beneficiary or beneficiaries of some or all of his or her outstanding Awards, and those Awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable agreement evidencing each such transferred Award, including (without limitation) the limited time period during which the Award may be exercised (if applicable) following the Participant’s death.

3.3	STOCKHOLDER RIGHTS

A Participant shall not have any of the rights of a stockholder with respect to shares of Common Stock covered by an Award until the Participant becomes the holder of record of such shares. However, a Participant may be granted the right to receive dividend equivalents under Section 2.4(e) with respect to one or more outstanding restricted stock unit awards.

3.4	TAX WITHHOLDING

(a) The Corporation’s obligation to deliver shares of Common Stock upon the exercise, issuance or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable tax withholding requirements.

(b) The Plan Administrator may, in its discretion, provide Participants to whom Awards are made under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the issuance, exercise, vesting or settlement of those Awards or the issuance of shares of Common Stock thereunder. Such right may be provided to any such holder in either or both of the following formats:

(i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award or the issuance of shares of Common Stock thereunder, a portion of those shares with an aggregate Fair Market Value at the time of delivery equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by such individual. The shares of Common Stock so withheld shall not reduce the number of shares of Common Stock authorized for issuance under the Plan.

11

(ii) Stock Delivery: The election to deliver to the Corporation, at the time of the issuance, exercise, vesting or settlement of such Award, one or more shares of Common Stock previously acquired by such individual (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall neither reduce the number of shares of Common Stock authorized for issuance under the Plan nor be added to the number of shares of Common Stock authorized for issuance under the Plan.

3.5	SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

3.6	EFFECTIVE DATE AND TERM OF THE PLAN

(a) The Plan shall become effective on the Plan Effective Date.

(b) The Plan shall terminate upon the earliest to occur of (i) April 20, 2028, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. Should the Plan terminate on April 20, 2028, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

3.7	AMENDMENT OF THE PLAN

(a) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Participant consents to such amendment or modification.

(b) The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which Awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the Awards are made.

(c) Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

3.8	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

12

3.9	REGULATORY APPROVALS

(a) The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise, vesting or settlement of any Award under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

(b) No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

3.10	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

3.11	RECOUPMENT

Participants shall be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect from time to time and Awards and any cash, shares of Common Stock or other property or amounts due, paid or issued to a Participant shall be subject to the terms of such policy, as in effect from time to time.

13

APPENDIX

The following definitions shall be in effect under the Plan:

(a) Award shall mean any of the following awards authorized for issuance or grant under the Plan: options, stock appreciation rights, stock awards and restricted stock units.

(b) Award Agreement shall mean the written agreement(s) between the Corporation and the Participant evidencing a particular Award made to that individual under the Plan, as such agreement(s) may be in effect from time to time.

(c) Board shall mean the Corporation’s Board of Directors.

(d) Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Change in Control shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Change in Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(A) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing at least fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

(B) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets, or

(C) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing stockholders.

(D) a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period (“Incumbent Directors”) or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Incumbent Directors who were still in office at the time the Board approved such election or nomination; provided that any individual who becomes a Board member subsequent to the beginning of such period and whose election or nomination was approved by two-thirds of the Board members then comprising the Incumbent Directors will be considered an Incumbent Director.

14

(e) Code shall mean the Internal Revenue Code of 1986, as amended.

(f) Common Stock shall mean the Corporation’s Common Stock.

(g) Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members, each of whom is intended to qualify as a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act), an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Common Stock is then listed, quoted or traded; provided that any action taken by the Compensation Committee shall be valid and effective, whether or not one or more members of the Compensation Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this definition or otherwise provided in the charter of the Compensation Committee.

(h) Corporation shall mean Minerva Neurosciences, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Minerva Neurosciences, Inc. which has by appropriate action assumed the Plan.

(i) Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

(j) Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

(k) Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common stock is at the time traded on a Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) For purposes of option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the established initial public offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator through the reasonable application of a reasonable valuation method that takes into account the applicable valuation factors set forth in the Treasury Regulations issued under Section 409A of the Code; provided, however, that with respect to an Incentive Option, such Fair Market Value shall be determined in accordance with the standards of Section 422 of the Code and the applicable Treasury Regulations thereunder.

(l) Family Member shall mean, with respect to a particular Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

(m) Good Reason shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Good Reason shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

15

(ii) In the absence of any other Good Reason definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Good Reason shall mean an individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties, responsibilities or authority, (B) a material diminution in the duties, responsibilities or authority of the person to whom such individual reports, (C) a material reduction in such individual’s level of base compensation, with a reduction of more than fifteen percent (15%) to be deemed material for such purpose, or (D) a material relocation of such individual’s place of employment, with a relocation of more than fifty (50) miles to be deemed material for such purpose, provided, however, that a resignation for Good Reason may be effected only after (i) the individual provides written notice to the Corporation of the event or transaction constituting grounds for such resignation within sixty (60) days after the occurrence of that event or transaction and (ii) the Corporation fails to take the requisite remedial action with respect to such event or transaction within thirty (30) days after receipt of such notice.

(n) Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

(o) Involuntary Termination shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Involuntary Termination shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Involuntary Termination definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Involuntary Termination shall mean such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or such individual’s voluntary resignation for Good Reason.

(p) Misconduct shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Misconduct shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Misconduct definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

(q) 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

(r) Non-Statutory Option shall mean an option not an Incentive Option.

(s) Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

16

(t) Participant shall mean any person who is granted an Award under the Plan.

(u) Permanent Disability shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

(v) Plan shall mean the Corporation’s 2013 Equity Incentive Plan, as set forth in this document.

(w) Plan Administrator shall mean the particular entity, whether the Compensation Committee, the Board, the Secondary Board Committee or any delegate of the Board or the Compensation Committee authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

(x) Plan Effective Date shall mean the date upon which the Plan was approved by the Board.

(y) Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

(z) Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

(aa) Service shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Service shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other definition of Service in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of this particular definition of Service, a Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Participant may subsequently continue to perform services for that entity.

(iii) Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Participant’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Participant is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

(bb) Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

17

(cc) Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(dd) 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

(ee) Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

(ff) Underwriting Date shall mean the date on which the Underwriting Agreement is executed and priced in connection with the initial public offering of the Common Stock.

(gg) Withholding Taxes shall mean the applicable federal, state and foreign income and employment withholding taxes and other payments to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award.

18

VOTE BY INTERNET - www.proxyvote.com
MINERVA NEUROSCIENCES, INC. 1601 TRAELO ROAD, SUITE 286 WALTHAM, MA 02451	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except
1. Election of Directors
Nominees		☐	☐	☐
01 William F. Doyle 02 Hans Peter Hasler
The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain
2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.							☐	☐	☐

3.  To approve the Company’s Amended and Restated 2013 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,500,000 shares.

							☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com

MINERVA NEUROSCIENCES, INC.

Annual Meeting of Stockholders

June 7, 2018 8:00 AM EDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Remy Luthringer and Geoffrey Race, or either of them, as proxies, each with the power to act without the other and to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MINERVA NEUROSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM EDT on June 7, 2018, at the offices of Cooley LLP, 500 Boylston Street, 14th Floor, Boston, MA 02116-3736, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side